UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ASSET MANAGEMENT FUND

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Asset Management Fund

Three Canal Plaza, Suite 100, Portland, ME 04101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 21, 2024

Large Cap Equity Fund

The Board of Trustees of Asset Management Fund, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), has called a special meeting of the shareholders (the “Meeting”) of the Large Cap Equity Fund, a series of the Trust (the “Fund”), to be held at the office of Vedder Price P.C., 222 N. La Salle St., Chicago, IL 60601 on May 21, 2024 at 1:00p.m., Central Time, for the following purposes:

Proposals		Fund Voting	Recommendation of the Board of Trustees
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and System Two Advisors L.P.	Large Cap Equity Fund	FOR
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Fund at the close of business on March 15, 2024 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about April 8, 2024.

By Order of the Board of Trustees

David Bunstine, President

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call (800) 820-2416. Representatives are available to answer your call from 9:00 a.m. to 10:00 p.m. Eastern Time.

Asset Management Fund

Three Canal Plaza, Suite 100

Portland, ME 04101

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 21, 2024

Large Cap Equity Fund

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Asset Management Fund (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of the Large Cap Equity Fund, a series of the Trust (the “Fund”), to be held at the office of Vedder Price P.C., 222 N. La Salle St., Chicago, IL 60601 on May 21, 2024 at 1:00 p.m., Central Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of the Fund.

The Board called the Meeting for the following purposes:

Proposals		Fund Voting
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and System Two Advisors L.P. (the “S2 Advisory Agreement”)	Large Cap Equity Fund
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Notice of Meeting, Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about Apil 8, 2024.

Only shareholders of record of the Fund at the close of business on March 15, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Approval of the S2 Advisory Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. Each share of the Fund is entitled to one vote, with fractional shares having a fractional vote.

The Board of the Trust unanimously recommends that shareholders of the Fund vote “FOR” the approval of the S2 Advisory Agreement.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available athttps://vote.proxyonline.com/aaamco/docs/proxy2024.pdf

You may also request a copy of the Proxy Statement without charge by calling (800) 820-2416. The

Fund’s most recent annual and semi-annual reports are available without charge upon request. To request a copy, please write to the Fund at Asset Management Fund P.O. Box 803046 Chicago, Illinois

60680-5584 or call 1-800-247-9780

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Austin Atlantic Asset Management Co. (“Austin Atlantic”) served as investment adviser to the Fund since 2006. Following approval by the shareholders of the Fund, System Two Advisors L.P. (“S2”) was named as sub-adviser to the Fund in 2019. As sub-adviser to the Fund, S2 provided a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents held by the Fund, and determined what securities and other investments would be purchased, retained or sold by the Fund. S2 managed the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information using its proprietary investment models, analytics and other tools. In its role as investment adviser, Austin Atlantic provided oversight of S2’s investment activities and the performance of the Fund. Austin Atlantic also provided oversight of S2’s compliance program related to the Fund and regularly reported to the Board with respect to the Fund and the services of S2.

Following a significant reduction in the assets under management in other Austin Atlantic advised products in 2022 and 2023, Austin Atlantic discussed with the Board the future of its business and options for the Fund over the course of several meetings in 2022 and 2023. Ultimately, Austin Atlantic and S2 proposed to transition investment advisory services for the Fund to S2 following the term of the Investment Advisory Agreement with Austin Atlantic (the “AA Advisory Agreement”) ending on February 28, 2024. At a meeting held on February 12, 2024, the Board unanimously approved (1) an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and S2 (the “Interim Advisory Agreement”) and (2) the S2 Advisory Agreement subject to shareholder approval. The Interim Advisory Agreement took effect on February 28, 2024 and is effective for a period up to 150 days while the Fund seeks to obtain shareholder approval of the S2 Advisory Agreement. The Board approved the Interim Advisory Agreement at the meeting held on February 12, 2024 to provide for the continuous management of the Fund while shareholder approval of the S2 Advisory Agreement is sought. The terms of the Interim Advisory Agreement, including the compensation to be paid thereunder, are identical in all material respects to the terms of the AA Advisory Agreement, except for the parties to the agreement, the effective date and term of the agreement. If shareholders approve the S2 Advisory Agreement, it is expected that shareholders will not notice any material differences in the management of the Fund, including that Anupam Ghose will remain as the portfolio manager of the Fund. After considering the proposed transition of investment advisory services to S2, based on the considerations discussed below, the Board approved the S2 Advisory Agreement and recommends that shareholders also approve the S2 Advisory Agreement. The form of S2 Advisory Agreement is attached hereto as Appendix A. Additional information regarding the S2 Advisory Agreement and S2 is set forth below.

If approved by shareholders, the S2 Advisory Agreement would take effect immediately.

Information about S2

S2 is a Delaware limited partnership founded by Anupam Ghose and Robert C. Jones in 2011. Mr. Ghose owns 80% and Mr. Jones owns 20% of the interests in, and jointly control, S2. The address of S2 is 47 Maple Street, #303A, Summit, New Jersey 07901. S2’s operations are managed by Anupam Ghose, Chief Executive Officer, Robert C. Jones, Chairman and Chief Investment Officer and Peter Marquardt, Chief Compliance Officer. The address of Messrs. Ghose, Jones and Marquardt is 47 Maple Street, #303A, Summit, New Jersey 07901. S2 does not currently manage any other funds having similar investment objectives to the Fund.

AA Advisory Agreement and Interim Advisory Agreement

The AA Advisory Agreement was dated May 10, 2017 and was last approved at a meeting of the Fund’s shareholders held on May 10, 2017 following the termination of the prior investment advisory agreement with Austin Atlantic as a result of a change of control of Austin Atlantic that resulted in the assignment and termination of the then current investment advisory agreement. The AA Advisory Agreement was last approved by the Board of Trustees at a meeting held on February 21-22, 2023. Under the AA Advisory Agreement, Austin Atlantic provided oversight of S2’s investment activities and the performance of the Fund. Austin Atlantic also provided oversight of S2’s compliance program related to the Fund and regularly reported to the Board with respect to the Fund and the services of S2. For Austin Atlantic’s services under the AA Advisory Agreement the Fund paid Austin Atlantic a fee based on the average net assets of the Fund, computed daily and payable monthly, at the annual rate of 0.65% for the first $250 million; and 0.55% for assets over $250 million. For the fiscal year ended June 30, 2023, the aggregate amount of investment adviser fees paid to Austin Atlantic by the Fund was $290,934.  For the last fiscal year, Austin Atlantic voluntarily agreed to waive 0.10% of its advisory fee for the Fund. The aggregate fee for the Fund above includes the effect of the voluntary waiver. Out of the advisory fee from the Fund, Austin Atlantic compensated S2 for its sub-advisory services to the Fund. During the most recent fiscal year, Austin Atlantic paid S2 44% of the advisory fee it received from the Fund after the reduction from Austin Atlantic’s voluntary advisory fee waiver.

S2 has assumed the role of investment adviser for the Fund pursuant to the Interim Advisory Agreement, the terms of which, including the compensation to be paid to S2, are identical in all material respects to the terms of the AA Advisory Agreement, except for the parties to the agreement, the effective date and term of the agreement. The Interim Advisory Agreement will continue for a period of 150 days from the date it became effective (February 28, 2024) or until shareholders of the Fund approve the S2 Advisory Agreement, whichever is earlier. S2 has committed to continue the voluntary waiver of 0.10% of the advisory fee for the Fund under both the Interim Advisory Agreement and the S2 Advisory Agreement. While it is not contemplated, the voluntary waiver could be terminated by S2 at any time.

Comparison of the AA Advisory Agreement and the S2 Advisory Agreement

The terms of the S2 Advisory Agreement, including the fees payable to S2, are identical in all material respects to the terms of the AA Advisory Agreement, except for the parties to the agreement and the effective date and term of the agreement. If approved by shareholders of the Fund, the S2 Advisory Agreement will have an initial term of up to two years from the date of shareholder approval and will continue from year to year thereafter if such continuance is approved by the Board on behalf of the Fund at least annually in the manner required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, interpretations and exemptive relief thereunder. Below is a comparison of certain terms of the AA Advisory Agreement and the S2 Advisory Agreement. For a more complete understanding of the S2 Advisory Agreement, please refer to the form of the S2 Advisory Agreement provided in Appendix A hereto. The summary of the terms and provisions of the S2 Advisory Agreement below is qualified in all respects by the terms and conditions of the form of S2 Advisory Agreement.

Advisory Services. The investment advisory services to be provided by S2 to the Fund under the S2 Advisory Agreement will be identical to those services provided by Austin Atlantic to the Fund under the AA Advisory Agreement. Both the AA Advisory Agreement and the S2 Advisory Agreement provide that the adviser will furnish a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, and the adviser will determine from time-to-time what securities and other investments will be purchased, retained or sold by Fund. As noted above, Austin Atlantic delegated the advisory services to be provided to the Fund to S2 as the Fund’s sub-adviser. Therefore, S2 will continue to provide the same investment advisory services to the Fund that it currently provides, except that it will now serve as the investment adviser to the Fund pursuant to the S2 Advisory Agreement rather than as sub-adviser pursuant to a sub-advisory agreement. In addition, the portfolio manager, Anupam Ghose, that currently manages the Fund will continue to manage the Fund. S2 does not anticipate that the termination of the AA Advisory Agreement and adoption of the S2 Advisory Agreement will have any impact on the investment advisory services that S2 provides to the Fund.

Fees. The investment advisory fees to be paid by the Fund to S2 under the S2 Advisory Agreement will be identical to the investment advisory fees paid by the Fund to Austin Atlantic under the AA Advisory Agreement. As noted above, Austin Atlantic paid S2 a sub-advisory fee from the investment advisory fee it received from the Fund. Under the S2 Advisory Agreement, S2 will receive the full investment advisory fee. Under both the AA Advisory Agreement and the S2 Advisory Agreement, the investment advisory fee paid by the Fund is based on the average net assets of the Fund, computed daily and payable monthly, at the annual rate of 0.65% for the first $250 million; and 0.55% for assets over $250 million. Austin Atlantic voluntarily waived 0.10% of its advisory fee for the Fund under the AA Advisory Agreement. S2 has continued to voluntarily waive 0.10% of the advisory fee for the Fund under the Interim Advisory Agreement and will continue to do so under the S2 Advisory Agreement. While it is not contemplated, the voluntary waiver could be terminated by S2 at any time.

Payment of Expenses. As was the case under the AA Advisory Agreement, S2 will pay all expenses incurred by it in connection with its activities under the S2 Advisory Agreement other than the cost of securities purchased for the Fund (including taxes and brokerage commissions, if any).

Limitation of Liability. As was the case under the AA Advisory Agreement, the S2 Advisory Agreement provides that S2 shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the S2 Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award for damages shall be limited to the periods and amounts set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of S2 in the performance of its duties or from reckless disregard by it of its obligations and duties under the S2 Advisory Agreement.

Continuance. After its initial term, the continuation of the AA Advisory Agreement was specifically approved by the Board at least annually in the manner required by the 1940 Act and the rules, interpretations and exemptive relief thereunder. The Board last approved the continuation of the AA Advisory Agreement on February 22, 2023. If approved by shareholders, the S2 Advisory Agreement with respect to the Fund will continue in effect for an initial term up to two years from its original effective date for the Fund. After its initial term, the S2 Advisory Agreement will continue with respect to the Fund for successive one-year periods if such continuance is specifically approved by the Board at least annually in the manner required by the 1940 Act and the rules, interpretations and exemptive relief thereunder.

Termination. As was the case under the AA Advisory Agreement, the S2 Advisory Agreement may be terminated as to the Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by S2. The S2 Advisory Agreement also provides that it will immediately terminate in the event of its assignment (as defined in the 1940 Act). In addition, the S2 Advisory Agreement may also be terminated by the Trust upon written notice to S2 that S2 is in material breach of the S2 Advisory Agreement, unless S2 cures such breach to the reasonable satisfaction of the Trust within 30 days after written notice, provided that such 30-day cure period shall be extended by an additional 30 days if S2 is in the process of attempting in good faith to remedy such breach. The Trust can also terminate the S2 Advisory Agreement upon immediate notice if S2 becomes statutorily disqualified from performing its duties under the S2 Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

Board Considerations of the S2 Advisory Agreement

The Board approved the S2 Advisory Agreement at a meeting held on February 12, 2024. The Board determined that the approval of the S2 Advisory Agreement was in the best interests of the Fund in light of the nature, quality and extent of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment. As discussed further below, the Board also approved the Interim Investment Advisory Agreement at the February 12, 2024.

As of February 12, 2024, Austin Atlantic served as the Fund’s investment adviser pursuant to the AA Advisory Agreement and S2 served as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Austin Atlantic and S2 (the “S2 Sub-Advisory Agreement”). As discussed above, pursuant to the S2 Sub-Advisory Agreement and the AA Advisory Agreement, S2 provided a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents held by the Fund, and determined what securities and other investments would be purchased, retained or sold by the Fund, and Austin Atlantic provided oversight of S2’s investment activities and the performance of the Fund and also provided oversight of S2’s compliance program related to the Fund and regularly reported to the Board with respect to the Fund and the services of S2. Following a significant reduction in the assets under management in other Austin Atlantic advised products in 2022 and 2023, Austin Atlantic discussed with the Board the future of its business and options for the Fund over the course of several meetings in 2022 and 2023. Ultimately, Austin Atlantic and S2 proposed to transition investment advisory services for the Fund to S2 following the term of the AA Advisory Agreement ending on February 28, 2024. The Board was informed that transition of investment advisory services to S2 would require that the S2 Advisory Agreement be submitted to shareholders of the Fund for approval. The Board also was informed that it would need to approve the Interim Advisory Agreement to provide for the continuous management of the Fund following the termination of the AA Advisory Agreement on February 28, 2024. The Board noted that S2 could only provide investment advisory services to the Fund under the Interim Advisory Agreement for a period of 150 days from the date of the transition of investment advisory services from Austin Atlantic to S2 and that shareholder approval of the S2 Advisory Agreement would need to be obtained during that 150 day period.

Prior to the February 12, 2024 Board meeting, Fund counsel provided S2 with a request for information regarding investment advisory services for the Fund and S2’s responses to the request for information were considered by the Board at the meeting, including in executive session with Fund counsel. In addition, Anupam Ghose, portfolio manager of the Fund and Chief Executive Officer of S2, joined the February 12, 2024 Board meeting and discussed the proposed transition of investment advisory services to S2. To reach its determination in approving the S2 Advisory Agreement for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; the factors to be considered by the Board in voting on such agreements; and the interests of the Fund and shareholders. In connection with its deliberations regarding the S2 Advisory Agreement, the Board noted that any differences in the terms and conditions of the S2 Advisory Agreement from the AA Advisory Agreement, including the parties to the agreement and the effective and termination dates of the agreement, were immaterial to the management of the Fund. The Board considered that the information provided by S2 in response to the request for information and at the February 12, 2024 meeting indicated that, while S2 would assume full investment advisory responsibilities under the S2 Advisory Agreement, S2’s investment advisory services to the Fund, including the portfolio manager responsible for implementing the Fund’s investment strategy, would not change. S2 indicated that, while S2 would receive the full investment advisory fee as investment adviser to the Fund, the investment advisory fee would remain the same as the investment advisory fee under the AA Advisory Agreement and S2 would continue the 0.10% voluntary fee waiver and that the transition of investment advisory services for the Fund to S2 would not result in any diminution in the nature, quality and extent of the services provided to the Fund by S2. The Board, which is composed entirely of Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”), also met independently of management to review and discuss materials received from S2, Foreside Management Services, LLC and Fund counsel. The Board applied its business judgment to determine whether the S2 Advisory Agreement was a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the S2 Advisory Agreement, the Board, in its judgment, had received sufficient information to approve the S2 Advisory Agreement. In determining to approve the S2 Advisory Agreement for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of the services provided by S2 in managing the Fund’s investments and the experience and skills of S2’s portfolio manager managing the Fund. The Board reviewed the Fund’s investment performance for the one-, three- and five-year periods ended December 31, 2023 and compared this information to the performance of a peer universe of funds in the same Morningstar category and to the performance of the Fund’s benchmark index. The Board noted that the Fund’s performance was in the 3rd quartile of its peer universe for the one-year period ended December 31, 2023, in the 1st quartile of its peer universe for the three-year period ended December 31, 2023 and in the 2nd quartile of its peer universe for the five-year period ended December 31, 2023. The Board also noted that the Fund outperformed its benchmark index in the three-year period ended December 31, 2023 and underperformed its benchmark index in each of the one- and five-year periods December 31, 2023. The Board also considered S2’s compliance program and the enhancements that would be made in light of S2 transitioning to become the investment adviser of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by S2 have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fee and total net expense ratios. The Board considered that the contractual investment advisory fee would not change as a result of the transition of investment advisory services to S2. The Board received information based upon Morningstar data comparing the Fund’s contractual investment advisory fee and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe. The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fee was in the 2nd quartile of its peer group and that the Fund’s total net expense ratio (Class AMF) was in the 4th quartile of its peer group. The Board considered that S2 would continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all the information provided, the Board concluded that the investment advisory fee continued to be reasonable and appropriate in light of the nature, quality and extent of services provided by and expected to continue to be provided by S2.

Profitability. The Board received and discussed with Mr. Ghose the financial statements of S2. The Board considered S2’s discussion of the estimated profitability to S2 from its relationship with the Fund. The Board also noted that under the S2 Advisory Agreement, S2 would receive the entire investment advisory fee rather than splitting it with Austin Atlantic, as was the case under the prior arrangements. Based upon the information provided, the Board concluded that any profits to be realized by S2 in connection with the S2 Advisory Agreement were not expected to be unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of (and would continue to be comprised of under the S2 Advisory Agreement) breakpoints for the Fund. The Board also considered the current net assets of the Fund and the voluntary investment advisory fee waiver. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to S2. The Board considered the character and amount of other incidental benefits that may be received by S2, as a result of the S2’s relationship with the Fund, noting that S2 did not identify any incidental benefits to be received. The Board considered that S2 does not use brokerage of the Fund to obtain third party research. The Board determined that the character and amount of other incidental benefits expected to be received by S2 were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the terms of the S2 Advisory Agreement were fair and reasonable and that the approval of the S2 Advisory Agreement was in the best interests of the Fund.

Required Vote

Approval of the New Advisory Agreement for the Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. Each share of a Fund is entitled to one vote, with fractional shares having a fractional vote.

If approved by shareholders, the S2 Advisory Agreement would take effect immediately.

The Board of the Trust unanimously recommends that shareholders of the Fund vote “FOR” the approval of the S2 Advisory Agreement.

OTHER INFORMATION

INFORMATION ABOUT AUSTIN ATLANTIC AND THE DISTRIBUTOR

Austin Atlantic is a wholly-owned subsidiary of Austin Atlantic Inc., a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. has served as the Chief Executive Officer of Austin Atlantic Inc. since 2009. The address of Austin Atlantic and Austin Atlantic Inc. is 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134. Austin Atlantic’s operations are managed by Rodger D. Shay, Jr., Chairman, Aaron Rodriguez, Chief Financial Officer and Kevin Rowe, Chief Compliance Officer. The address of Messrs. Shay Jr., Rodriguez and Rowe is 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134. Austin Atlantic does not currently manage any other funds having similar investment objectives to the Fund.

Austin Atlantic Capital Inc. (the “Distributor”), a wholly-owned subsidiary of Austin Atlantic Inc., serves as the Fund’s principal underwriter. Mr. Shay, Jr. is the President and Chief Executive Officer of the Distributor. The address of the Distributor is 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134. Pursuant to the Fund’s Distribution Agreement and Amended and Restated 12b-1 Plan, the Fund (Class AMF shares) paid the Distributor $92,003 during the fiscal year ended June 30, 2023. The Distributor will continue to provide distribution services to the Fund. The Fund did not pay any commissions to the Distributor or any other affiliated brokers during the most recently completed fiscal year.

OPERATION OF THE FUND

The Fund is a diversified series of Asset Management Fund, an open-end management investment company organized as a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018.

The Trust’s principal executive offices are located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. In addition to S2 and the Distributor, the Fund currently retains Northern Trust, 50 South LaSalle Street, Chicago, Illinois 60603, as the custodian, transfer agent, financial administrator and fund accounting services provider and Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, as administrator.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted FOR the approval of the S2 Advisory Agreement, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to its exercise by submitting a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust, Jennifer Gorham, at Three Canal Plaza, Suite 100, Portland, Maine 04101. In addition, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding. Shareholders of each Class will vote together on the S2 Advisory Agreement.

Name of Fund/Class	Shares Outstanding
Large Cap Equity Fund - Class AMF
Large Cap Equity Fund - Class H

SHARES AND REQUIRED VOTE

Approval of the S2 Advisory Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. Each share of the Fund is entitled to one vote, with fractional shares having a fractional vote.

QUORUM AND ADJOURNMENT

In order to hold the Meeting, a “quorum” of shareholders must be present. Holders of one-third (1/3) of the shares of the Fund, present in person or by proxy, shall constitute a quorum for the transaction of any business at the Meeting, except as may otherwise be required by the 1940 Act or other applicable law. Regardless of whether a quorum is present, the Meeting may be adjourned by the affirmative vote of shareholders present, in person or by proxy, provided that the Meeting is not adjourned for more than six months beyond May 21, 2024. If adjourned, the Meeting may be held, within a reasonable time after May 21, 2024 without the necessity of further notice.

For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For purposes of the approval of the S2 Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

SECURITY OWNERSHIP OF CERTAIN OWNERS

As of the Record Date, the following shareholders were record or beneficial owners of 5% or more of the outstanding shares of the Fund:

Name of Fund	Name and Address of Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
LARGE CAP EQUITY FUND -CLASS AMF
LARGE CAP EQUITY FUND – CLASS H

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders of the Fund for approval.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, to the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the owners of more than 1% of the outstanding shares of the Fund on the Record Date, either individually or in the aggregate. In addition, no Independent Trustee has ever owned beneficially or of record any security of Austin Atlantic, Austin Atlantic Capital Inc., Austin Atlantic Inc. or S2, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Austin Atlantic, Austin Atlantic Capital Inc., Austin Atlantic Inc. or S2.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Secretary of the Trust, Jennifer Gorham, Three Canal Plaza, Suite 100, Portland, Maine 04101. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

COST OF SOLICITATION

The Board of the Trust is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, which is anticipated to total between $18,932 and $19,109, will be borne by S2. In addition to solicitation by mail, solicitations also may be made by e-mail, facsimile transmission (“fax”) or other electronic media, or personal contacts. The Trust will request that broker-dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record. S2 may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, officers and employees of the S2, Austin Atlantic, Foreside Management Services, LLC and their affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, e-mail and personal interviews.

ANNUAL REPORT

Please note that only one annual report or semi-annual report may be delivered to shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual or to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund by mail at Asset Management Fund P.O. Box 803046 Chicago, Illinois 60680-5584 or by phone at 1-800-247-9780.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of a proxy will vote the shares represented by the proxy on such other matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

If a shareholder wishes to attend the Meeting in person, they may call Jennifer Gorham at 614-416-9054 for directions on how to attend the Meeting and vote in person.

COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board or any individual Trustee should send communications in writing to the attention of: Secretary of the Trust, Jennifer Gorham, Asset Management Fund, Three Canal Plaza, Suite 100, Portland, Maine 04101.

DELIVERY OF PROXY STATEMENT

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the shareholder(s) request otherwise. If you wish to receive a separate copy of the Proxy Statement call (866) 340-7108 or write to AST Fund Solutions, LLC, 48 Wall Street, 21st Floor, New York, NY 10005 and a copy will be mailed to you promptly. You may also call or write to the Fund if you wish to receive a separate proxy statement in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 21, 2024:

The Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at https://vote.proxyonline.com/aaamco/docs/proxy2024.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

DAVID BUNSTINE

President

Dated April 8, 2024

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (800) 820-2416.  REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ____ day of ____, 2024, between Asset Management Fund (the “Trust”), a Delaware statutory trust having its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101 on behalf of the Funds listed on Schedule A, and System Two Advisors L.P. (the “Investment Adviser”), an investment adviser having its principal place of business at 47 Maple Street, Summit, NJ 07901.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended; and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and management services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows with respect to the Funds:

1.	Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties by executing a new Schedule A, which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:

(a)	the Trust’s Second Amended and Restated Declaration of Trust dated November 27, 2018, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)	the Trust’s By-Laws and any amendments thereto;

(c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement; and

(d)	the most recent Prospectus, Summary Prospectus (if applicable) and Statement of Additional Information of each of the Funds (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus, the provisions of the Declaration of Trust and By-Laws and any resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

(a)	will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities;

(b)	will conform with the 1940 Act and all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c)	will conform with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder and will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code (unless otherwise specified in the Prospectus);

(d)	will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. Subject to the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Investment Adviser may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, provided that the Investment Adviser determined in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer utilized by the Investment Adviser. However, a broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter(s), the Investment Adviser, or any affiliated person of the Trust, except to the extent permitted by the 1940 Act and the Commission;

In addition, the Investment Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of portfolio securities with similar orders being made simultaneously for other accounts managed by the Investment Adviser or its affiliates, if in the Investment Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Investment Adviser and any of its affiliates involved in such transaction shall be to allocate the securities or other assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the portfolio securities obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Investment Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Investment Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Investment Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or instruments for another client.

(e)	will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request;

(f)	will provide the Trust’s custodian with respect to each Fund on each business day with information relating to all transactions concerning the assets belonging to such Fund, except redemptions of and any subscriptions for shares of such Fund and will cooperate with and provide reasonable assistance to the officers of the Trust, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(g)	will provide such sub-certifications as officers of the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-PORT (or any similar form) by the Trust;

(h)	will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by the Trust;

(i)	will provide services hereunder pursuant to the applicable sections of the Trust’s Compliance Manual (a copy of which has been provided to Investment Adviser prior to the date of this Agreement), as amended from time to time (such amendments to be provided to the Investment Adviser in writing), and other policies and procedures adopted from time to time by the Board of Trustees of the Trust and made available in writing to the Investment Adviser; and

(j)	will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees and Fund shareholders (as necessary after taking into account any exemptive order, no-action assurances or other relief, rule or regulation upon which the respective Fund may rely), appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 8 hereof for all acts of such sub-adviser as if such acts were its own.

4.	Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

The Investment Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by the Investment Adviser under Rule 3la-1 under the 1940 Act.

6.	Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 6 or as the Investment Adviser may voluntarily assume.

7.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, based upon average net assets of such Fund, as set forth on Schedule A hereto. Such fee for each Fund shall be computed daily and paid monthly. The fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund. The obligation of each Fund to pay the abovedescribed fee to the Investment Adviser will begin as of the effective date of this agreement for such Fund as set forth on Schedule A and terminate upon the termination of this Agreement with respect to such Fund. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Investment Adviser may, in its sole and absolute discretion and from time to time, waive all or any portion of its advisory fee.

8.	Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award for damages shall be limited to the periods and amounts set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9.	Duration and Termination. This Agreement will become effective with respect to each Fund upon the date listed for such Fund on Schedule A, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for an initial term of two years from its original effective date for such Fund. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, or otherwise, as permitted by the 1940 Act, rules, interpretations or exemptive relief thereunder, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund in accordance with the provisions of the 1940 Act and rules interpretations or exemptive relief thereunder. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. This Agreement may also be terminated by the Trust upon written notice to the Investment Adviser that the Investment Adviser is in material breach of this Agreement, unless the Investment Adviser cures such breach to the reasonable satisfaction of the Trust within thirty (30) days after written notice, provided that such thirty (30) day cure period shall be extended by an additional thirty (30) days if the Investment Adviser is in the process of attempting in good faith to remedy such breach. In addition, the Trust has the right to terminate this Agreement upon immediate notice if the Investment Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

10.	Representations of the Investment Adviser. The Investment Adviser represents, warrants and agrees that:

(a)	The Investment Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and, upon written request from the Trust, will provide the Trust with a copy of such code of ethics.

(b)	The Investment Adviser is currently in compliance and shall at all times continue· to comply with the requirements imposed upon the Investment Adviser by applicable law and regulations, except to the extent that any failure to be in compliance, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on Investment Adviser’s ability to perform its obligations under this Agreement.

(c)	The Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

(d)	The Investment Adviser has provided the Trust with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments thereto to the Trust at least annually. Such amendments shall reflect all changes in the Investment Adviser’s organizational structure, professional staff or other significant developments affecting the Investment Adviser, as and to the extent required by the Advisers Act.

(e)	The Investment Adviser maintains, and will maintain during the duration of this Agreement, errors and omissions or professional liability insurance coverage in such amounts, with such deductibles and covering such risks as are customarily carried by investment advisers engaged in similar business as the Adviser in the United States.

(f)	The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Adviser is a party, except to the extent that such conflict or violation could not reasonably be expected to have a material adverse effect on Investment Adviser’s ability to perform its obligations under this Agreement.

11.	Disclosure.

(a)	The Investment Adviser agrees that it shall promptly notify the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Investment Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Investment Adviser, financial or otherwise, that materially and adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Investment Adviser’s investing the assets of a Fund, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)	The Investment Adviser shall immediately forward, upon receipt, to the Trust any correspondence from the SEC or other regulatory authority that relates to the Trust or any Fund, including SEC inspection reports.

(c)	The Investment Adviser has reviewed the disclosures about the Investment Adviser and its management of each Fund contained in the Prospectus and represents and warrants that, with respect to the information about the Investment Adviser furnished or confirmed by the Investment Adviser in writing for use in the Prospectus (the “Adviser Information”), such document contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	The Investment Adviser agrees to notify the Trust promptly of any Adviser Information in the Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact in the Adviser Information which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Investment Adviser, including any change in its ownership or key employees, including portfolio managers to any Fund who are employees of the Investment Adviser, which would be reasonably expected to have a material impact on Investment Adviser’s management of the Funds.

12.	Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Asset Management Fund” or any variation thereof belong to the Trust. The Trust and the Investment Adviser acknowledge that all rights to the name “System Two Advisors” or “S2” or any variation thereof belong to the Investment Adviser and that the Trust is being granted a limited license to use “System Two Advisors” or “S2” in its name, in the name of any of the Funds or in the name of any class of shares. In the event that the Investment Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the name “System Two Advisors” or “S2” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to “System Two Advisors” or “S2” may also be withdrawn by the Investment Adviser during the term of this Agreement upon ninety (90) days written notice by the Investment Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect, the Investment Adviser’s right to use the name “System Two Advisors” or “S2” in the name of, or in connection with, any other business enterprises with which the Investment Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

13.	Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.

Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Investment Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser, except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.

The provisions of this Section shall survive the termination of this Agreement.

14.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally or without the mutual agreement of the parties, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Investment Adviser or of the Trust and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

15.	Notices. Notices of any kind to be given to the Investment Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Investment Adviser at 47 Maple Street, Summit, NJ 07901, or at such other address or to such other individual as shall be specified by the Investment Adviser in accordance with this Section 15. Notices of any kind to be given to the Trust by the Investment Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust at Three Canal Plaza, Suite 100, Portland, ME 04101, Attention: President, or at such other address or to such other individual as shall be specified by the Trust in accordance with this Section 15.

16.	Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.

17.	Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

19.	Multiple Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

20.	Captions. The captions of the sections are for descriptive purposes only and are not intended to limit or otherwise affect the content of this Agreement.

21.	No Third Party Beneficiaries. For avoidance of doubt, this Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

22.	Miscellaneous. Notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the applicable Funds of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Asset Management Fund, on behalf of the Funds listed on Schedule A

By:

Name:

Title:

System Two Advisors L.P.

By:

Name:

Title:

DATED: _______,2024

SCHEDULE A

TO THE

INVESTMENT ADVISORY AGREEMENT

BETWEEN ASSET MANAGEMENT FUND

AND

SYSTEM TWO ADVISORS L.P.

Name of Fund	Compensation*	Effective Date
Large Cap Equity Fund	Annual rate of 0.65% of the average daily net assets of the Fund for the first $250 million and 0.55% of the average daily net assets of the Fund for assets over $250 million.	, 2024

*	All fees are computed daily and paid monthly.

Asset Management Fund

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 820-2416 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER REGISTRATION FIELD

CONTROL NUMBER 123456789101

Large Cap Equity Fund

The undersigned, revoking prior proxies, hereby appoints Jennifer Gorham and Troy Statczar and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Large Cap Equity Fund (the "Fund") to be held on May 21, 2024, at 1:00 PM CT, at the offices of Vedder Price P.C. located at 222 N. La Salle St., Chicago, IL 60601 and any adjournments or postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-820-2416. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 21, 2024. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/aaamco/docs/proxy2024.pdf